UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2024

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Aspen Aerogels, Inc.

(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-36481	04-3559972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Forbes Road, Building B, Northborough, MA		01532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 691-1111

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	ASPN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 16, 2024, Aspen Aerogels, Inc. (the “Company”) issued a press release containing certain preliminary financial information for the third quarter ended September 30, 2024. A copy of the press release containing such announcement is attached hereto as Exhibit 99.1.

The information in the press release under the headings “Q3 2024 Preliminary Financial Results,” “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” together with the forward-looking disclaimer in the press release, is incorporated by reference into Item 2.02 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On October 16, 2024, the Company issued a press release containing recent developments with its business and preliminary financial information for the third quarter ended September 30, 2024. A copy of the press release containing such announcement is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

The Company today announced that it has received a conditional commitment from the U.S. Department of Energy (“DOE”) for a proposed loan of up to $670.6 million under the Advanced Technology Vehicles Manufacturing loan program within DOE’s Loan Programs Office for financing the construction of its planned second aerogel manufacturing facility in Register, Georgia. Aspen Aerogels Georgia, LLC, a subsidiary of the Company, is the intended borrower of the loan. The loan would provide for repayment commencing upon project commissioning. The interest rate will be the applicable U.S. Treasury Rate at the time of each cash draw. While this conditional commitment indicates the DOE’s intent to finance the project, the DOE and the Company must satisfy certain technical, legal, environmental, and financial conditions before the DOE enters into definitive financing documents and funds the loan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Aspen Aerogels, Inc. on October 16, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The press release may contain hypertext links to information on the Company’s website. The information on its website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

The information contained in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aspen Aerogels, Inc.

Date: October 16, 2024	By:	/s/ Ricardo C. Rodriguez
	Name:	Ricardo C. Rodriguez
	Title:	Chief Financial Officer and Treasurer